SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-12


                           Jones Apparel Group, Inc.
   ------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         ____________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         ____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         ____________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         ____________________________________________________________________

     (5) Total fee paid:
         ____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:  ___________________________________________

     (2) Form, Schedule or Registration Statement No.:  _____________________

     (3) Filing Party:  _____________________________________________________

     (4) Date Filed:  _______________________________________________________

                           JONES APPAREL GROUP, INC.
                            250 RITTENHOUSE CIRCLE
                          BRISTOL, PENNSYLVANIA 19007

                               _________________




April 26, 2000


TO OUR STOCKHOLDERS:


  The 2000 annual meeting will be held on May 24, 2000 at 10:00 a.m. at the Chase Manhattan Bank Conference Center, 600 Fifth Avenue, Second Floor, New York, New York, and we look forward to your attending either in person or by proxy. The Notice of Meeting, the Proxy Statement and the Proxy Card from the Board of Directors are enclosed. These materials provide further information concerning the meeting.

  Please read these materials so you will know what we plan to do at this meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope. This way, your shares will be voted as you direct even if you can't attend the meeting. If you would like to attend, please see the instructions on page 15.



                                             Sidney Kimmel
                                             Chairman





                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
                PLEASE FILL IN, SIGN, DATE AND PROMPTLY MAIL THE
                ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                              TABLE OF CONTENTS


                                                                           Page
                                                                           ----

Notice of Annual Meeting of Stockholders................................     ii
Who Can Vote............................................................      1
How You Can Vote........................................................      1
Required Votes..........................................................      1
Security Ownership of Certain Beneficial Owners.........................      2
Item 1. Election of Directors...........................................      3
Section 16(a) Beneficial Ownership Reporting Compliance.................      4
Committees of the Board of Directors....................................      4
Compensation Committee Interlocks and Insider Participation.............      5
Executive Compensation..................................................      5
Compensation Committee Report on Executive Compensation.................      7
Comparative Performance.................................................      8
Employment and Compensation Arrangements................................      9
Compensation of Directors...............................................     10
Certain Transactions....................................................     10
Item 2. Proposal to Approve Independent Certified Public Accountants....     10
Item 3. Proposal to Approve Amendments to the 1999 Stock Option Plan....     10
Submission of Stockholder Proposals.....................................     15
Other Matters...........................................................     15
How to Attend the Annual Meeting........................................     15
Annex A. Jones Apparel Group Inc. 1999 Stock Incentive Plan.............     16

           ========================================================

                                  DEFINITIONS

  As used in this Proxy Statement, unless the context requires otherwise, "Jones," "our" and "we" means Jones Apparel Group, Inc. and consolidated subsidiaries, "Sun" means Sun Apparel, Inc. (acquired on October 2, 1998) and "Nine West" means Nine West Group Inc. (acquired on June 15, 1999).

                           JONES APPAREL GROUP, INC.
                            250 RITTENHOUSE CIRCLE
                          BRISTOL, PENNSYLVANIA 19007

                               _________________



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 24, 2000


  NOTICE IS HEREBY GIVEN that our annual meeting of stockholders will be held on May 24, 2000 at 10:00 a.m. at the Chase Manhattan Bank Conference Center, 600 Fifth Avenue, Second Floor, New York, New York. The purpose of the meeting is to vote on the following matters:


     1.   The election of directors;

     2. Ratification of the selection of BDO Seidman, LLP as our independent certified public accountants for 2000;

     3.   The approval of amendments to the 1999 Stock Option Plan; and

     4.   Such other business as may properly come before the meeting.


  The close of business on April 4, 2000 has been fixed as the record date. Only stockholders of record at the close of business on that date can vote at the annual meeting.

  If you would like to attend the meeting, please see the instructions on page 15 of the Proxy Statement. Otherwise, please promptly date, sign and mail the enclosed proxy using the enclosed addressed envelope, which needs no postage if mailed within the United States.



                                              By Order of the
                                              Board of Directors

                                              Sidney Kimmel
                                              Chairman


Dated: April 26, 2000

                                PROXY STATEMENT

                           JONES APPAREL GROUP, INC.
                            250 Rittenhouse Circle
                              Bristol, PA 19007

                        ANNUAL MEETING OF STOCKHOLDERS


  The Board of Directors is soliciting proxies to be used at our annual meeting of stockholders to be held on May 24, 2000 at 10:00 a.m. at the Chase Manhattan Bank Conference Center, 600 Fifth Avenue, Second Floor, New York, New York. This proxy statement and the proxies solicited by this proxy statement will be sent to stockholders on or about April 26, 2000. The Annual Report to our stockholders for the year ended December 31, 1999 accompanies this proxy statement.

Who Can Vote

  At the close of business on April 4, 2000, 117,661,229 shares of our common stock were outstanding and eligible for voting at the annual meeting. Each stockholder of record has one vote for each share of common stock held on all matters to come before the meeting. Only stockholders of record at the close of business on April 4, 2000 are entitled to notice of and to vote at the annual meeting.

How You Can Vote

  If you return your properly signed proxy to us before the annual meeting, we will vote your shares as you direct. You can specify on your proxy whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove or abstain from (i) the ratification of BDO Seidman, LLP to be our independent certified public accountants for 2000 and (ii) the approval of amendments to the 1999 Stock Option Plan.

  You may revoke your proxy at any time prior to its use, by voting in person at the annual meeting, by executing a later-dated proxy, or by submitting a written notice of revocation to the Secretary of Jones at our office at the above address or at the annual meeting.

  Under the rules of the Securities and Exchange Commission, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish either to vote "for," "against" or "abstain" from voting on each of the proposals other than the election of directors, or to vote in favor or withhold authority to vote for one or more of the Board of Directors' nominees for director. If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director as set forth under "Election of Directors" below and "FOR" each of (i) the ratification of BDO Seidman, LLP to be our independent certified public accountants for 2000 and (ii) the approval of amendments to the 1999 Stock Option Plan.

Required Votes

  Pennsylvania law and our by-laws require the presence of a "quorum" for the annual meeting. A quorum is defined as the presence, either in person or represented by proxy, of the holders of a majority of the votes which could be cast in the election or on a proposal. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. "Broker nonvotes," or proxies submitted by brokers which do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (when such instructions are required by New York Stock Exchange Rules), are not considered "shares present" and will not affect the outcome of the vote.

  Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for stockholder approval. Each of the proposals other than the election of directors must be approved by a majority of votes cast on each proposal. Abstentions and broker non-votes are not counted in determining the number of votes cast in connection with the proposals other than the election of directors. Director nominees must receive a plurality of the votes cast at the meeting, which means that a broker non-vote or a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting.

Security Ownership of Certain Beneficial Owners

  The information contained herein has been obtained from our records or from information furnished directly by the individual or entity to us.

  The table below shows, as of April 5, 2000, how much of our common stock was owned by each of our directors, nominees, executive officers named in the Summary Compensation Table on page 6 (the "Named Executive Officers"), each person known to us to own 5% or more of our common stock (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) and all of our directors and executive officers, as a group.

                                      Number of
                                       Shares             Percentage
Name                             Beneficially Owned        of Class
----                             ------------------        --------

Sidney Kimmel...................      15,143,433 (1)         12.8%
Eric A. Rothfeld................       2,847,651 (2)          2.4%
Jackwyn Nemerov.................         289,944 (3)           *
Irwin Samelman..................         433,335 (4)           *
Geraldine Stutz.................          41,400 (5)           *
Howard Gittis...................          10,000 (5)           *
Mark J. Schwartz................         479,000 (6)           *
Wesley R. Card..................         237,416 (7)           *
Berkshire Hathaway Inc. ........      15,750,000 (8)         13.3%
  1440 Kiewit Plaza
  Omaha, Nebraska 68131

All directors and executive
officers as a group (9 persons)       19,506,479 (9)         16.5%
___________________
* Less than one percent.

(1) Includes 853,333 shares issuable upon exercise of options exercisable on or before June 5, 2000.
(2) Includes 40,000 shares held by the Rothfeld Family Foundation, as to which Mr. Rothfeld disclaims beneficial ownership, and 402,252 shares held by EAR Holdings, Inc.
(3) Includes 255,498 shares issuable upon exercise of options exercisable on or before June 5, 2000.
(4) Includes 433,335 shares issuable upon exercise of options exercisable on or before June 5, 2000.
(5) Includes 6,000 shares issuable upon exercise of options exercisable on or before June 5, 2000.
(6) Includes 469,000 shares issuable upon exercise of options exercisable on or before June 5, 2000.
(7) Includes 192,336 shares issuable upon exercise of options exercisable on or before June 5, 2000.
(8) Based solely upon information reported in Schedule 13G/A, filed with the Securities and Exchange Commission ("SEC") on March 10, 2000, reporting beneficial ownership as of February 29, 2000. Berkshire Hathaway Inc. shares voting and dispositive power as to such shares with the following additional beneficial owners: Warren E. Buffett (an individual who may be deemed to control Berkshire

    Hathaway Inc.), 1440 Kiewit Plaza, Omaha, Nebraska 68131; OBH, Inc.,
    1440 Kiewit Plaza, Omaha, Nebraska 68131; National Indemnity Company,
    3024 Harney Street, Omaha, Nebraska 68131; GEICO Corporation, 1 Geico Plaza, Washington, D.C. 20076; and Government Employees Insurance
    Company, 1 Geico Plaza, Washington, D.C. 20076.
(9) Includes 2,239,502 shares issuable upon exercise of options exercisable on or before June 5, 2000.


Item 1.  Election of Directors

  In accordance with our by-laws, our Board of Directors has fixed the number of directors at six. Our Board of Directors has nominated six persons to be elected at the annual meeting to serve as our directors until the next annual meeting of stockholders and until their respective successors are elected. All of the nominees currently serve as our directors. Pursuant to the terms of the agreement by which we acquired Sun from its stockholders in October 1998, we have agreed to include Eric A. Rothfeld as a nominee for our Board of Directors for so long as Mr. Rothfeld is employed by either Jones or Sun. Mr. Rothfeld was a founder and the former majority owner and Chief Executive Officer of Sun, and currently serves as its President and Chief Executive Officer.

  We will vote your shares as you specify on the enclosed proxy form. If you sign, date and return the proxy form but don't specify how you want your shares voted, we will vote them "FOR" all of the nominees listed below. If unforseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

  The following information is supplied with respect to each person nominated and recommended to be elected by our Board of Directors and is based upon our records and information furnished to us by the nominees. See "Security Ownership of Certain Beneficial Owners" for information pertaining to stock ownership by the nominees.

                           Other Positions
                           with Jones and                        Has served as
Name                 Age   Principal Occupation                  director since
----                 ---   --------------------                  --------------

Sidney Kimmel         72   Chairman and Chief Executive Officer        1975

Jackwyn Nemerov       48   President                                   1998

Irwin Samelman        69   Executive Vice President, Marketing         1991

Geraldine Stutz       71   Principal Partner, GSG Group                1991

Howard Gittis         66   Vice Chairman and Chief Administrative      1992
                           Officer of MacAndrews & Forbes
                           Holdings Inc.

Eric A. Rothfeld      48   President and Chief Executive               1998
                           Officer of Sun


  Mr. Kimmel founded the Jones Apparel Division of W.R. Grace & Co. in 1970. Mr. Kimmel has served as Chairman and Chief Executive Officer since 1975.

  Ms. Nemerov joined Jones in 1985, and from 1995 to 1997 served as President of Jones's casual sportswear divisions and the Lauren by Ralph Lauren division. She was elected President of Jones in early 1997.

  Mr. Samelman has been Executive Vice President, Marketing of Jones since 1991.

  Ms. Stutz has been a principal partner of GSG Group, a fashion and marketing service, since 1993. Prior to 1993, she was Publisher of Panache Press at Random House, a book publisher. From 1960 until 1986, Ms. Stutz was President of Henri Bendel. Ms. Stutz serves on the Board of Directors of Tiffany & Co., The Theatre Development Fund and The Actors' Fund.

  Mr. Gittis' principal occupation during the past five years has been Vice Chairman and Chief Administrative Officer and a director of MacAndrews & Forbes Holdings Inc., a diversified holding company. In addition, Mr. Gittis is a director of Golden State Bancorp Inc., Golden State Holdings Inc., Loral Space and Communications Ltd., M&F Worldwide Corp., Panavision Inc., Revlon, Inc., Revlon Consumer Products Corporation, REV Holdings Inc. and Sunbeam Corporation.

  Mr. Rothfeld serves as President and Chief Executive Officer of Sun. Mr. Rothfeld served as President of Sun from 1986 to September 1997, and as Chairman and Chief Executive Officer of Sun from September 1997 until its acquisition by Jones.

  During 1999, the Board of Directors held six meetings and took action by written consent on five occasions. All incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and of the Committees of the Board on which they served.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC and the New York Stock Exchange, and to furnish us with copies of, reports of ownership and changes in ownership of our common stock. Other than an Annual Statement of Changes in Beneficial Ownership (Form 5), filed on March 28, 2000 on behalf of Ms. Nemerov to report a gift of 113 shares in December 1999, based on a review of our records and written representations of our directors and executive officers, all Section 16(a) reports for 1999 were filed on a timely basis.

Committees of the Board of Directors

  The Board of Directors has an Audit Committee, a Stock Option Committee and a Compensation Committee. The members of each committee are appointed by the Board of Directors for a term beginning with the first regular meeting of the Board of Directors following the annual meeting and ending when their respective successors are elected and qualified.

  Audit Committee. The members of the Audit Committee are Mr. Gittis and Ms. Stutz. Mark J. Schwartz served on the Audit Committee from January 1, 1999 until the acquisition of Nine West on June 15, 1999. The Audit Committee meets periodically to review and make recommendations with respect to our internal controls and financial reports, and in connection with such reviews, has met with our financial management, our internal auditors and our independent certified public accountants. The Audit Committee met once and took action by written consent once in 1999.

  Stock Option Committee. The Stock Option Committee, consisting of Mr. Gittis and Ms. Stutz, administers our Stock Option Plans. The Stock Option Committee met two times in 1999 and took action by written consent on eight occasions in 1999. Mr. Gittis and Ms. Stutz are "non-employee directors" (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934).

  Compensation Committee. The members of the Compensation Committee are Mr. Gittis and Ms. Stutz. Mr. Schwartz also served on the Compensation Committee from January 1, 1999 until June 15, 1999. The Compensation Committee determines the cash and other incentive compensation, if any, to be paid to our executive officers. The Compensation Committee did not meet in 1999 but took action by written consent once in 1999.

Compensation Committee Interlocks and Insider Participation

  The members of the Compensation Committee during 1999 were Mr. Gittis, Ms. Stutz and, until the acquisition of Nine West, Mark J. Schwartz, all of whom were nonemployee directors during the period of their service. Mr. Schwartz is the President and Chief Executive officer of Palladin Capital Group, Inc. ("Palladin"), a merchant banking firm which makes investments in various companies. Mr. Schwartz also held these offices prior to the acquisition of Nine West on June 15, 1999. From June 15, 1999 until February 6, 2000, Mr. Schwartz served as Chairman and Chief Executive officer of Nine West. Palladin served as our investment advisor in 1999 in connection with our acquisition of Nine West. For its services as such, Palladin received a fee of $9.6 million, plus reimbursement of out-of-pocket expenses. Palladin also served as our investment advisor in 1998 in connection with our acquisition of Sun.
As part of its fee for services in the Sun acquisition, Palladin received $178,370 in April 1999 and $227,930 in April 2000 and will receive 0.5% of the additional consideration which may become payable to the former Sun stockholders based on Sun's performance for each of the years 2000 and 2001.
No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with our executive officers or our other directors.

Executive Compensation

Summary of Executive Compensation

  The following summary compensation table shows the before-tax compensation for the three years ended December 31, 1999 for services in all capacities for our Chief Executive Officer and our four other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

                                                                         Long-term
                                                                        Compensation
                                           Annual Compensation             Awards
                                  ------------------------------------  ------------
                                                             Other       Securities       All
                                                             Annual      Underlying      Other
Name and                                                    Compen-        Options      Compen-
Principal Position        Year     Salary      Bonus<F1>    sation<F2>     (#)<F3>    sation<F4>
---------------------     ----    --------     ---------   -----------  ------------  ----------
Sidney Kimmel             1999   1,000,000    $1,350,000   $ 480,000               -      $3,150
 Chairman and             1998     850,000     1,000,000     431,384         800,000       2,330
 Chief Executive Officer  1997     850,000             -           -         800,000       3,150

Jackwyn Nemerov           1999     900,000     1,250,000       5,540               -       3,150
 President                1998     750,000       750,000       5,132         100,000       2,330
                          1997     750,000       200,000       6,625         100,000       3,150

Irwin Samelman            1999     750,000       900,000           -               -       3,150
 Executive Vice           1998     750,000       600,000       1,043         100,000       2,330
 President, Marketing     1997     650,000       200,000           -         400,000       3,150

Wesley R. Card            1999     475,000       550,000      10,689               -       3,150
 Chief Financial Officer  1998     350,000       300,000       8,600          75,000       2,330
                          1997     325,000       200,000       7,200         100,000       3,150

Eric A. Rothfeld          1999     850,000     1,670,658      10,563               -           -
 President and Chief      1998<F5> 266,346       377,548           -               -           -
 Executive Officer, Sun

[FN]

<F1> Annual bonus amounts are reported for the year earned and accrued regardless of the timing of the actual payment.
<F2> Amounts listed for executive officers other than Mr. Kimmel are allowances for the employee's purchase or lease of personal automobiles and company-provided clothing. The amount for Mr. Kimmel represents our aggregate incremental cost of maintaining an apartment we own in New York City, which is used by Mr. Kimmel.
<F3> Adjusted to reflect 2-for-1 stock split effective June 25, 1998.
<F4> These amounts represent our contributions to the Jones Apparel Group, Inc.
     Retirement Plan on behalf of the named individuals.
<F5> We acquired Sun on October 2, 1998.  The information presented for Mr.
     Rothfeld relates to the period from that date through December 31, 1998.


Stock Options

  Stock option exercises by the Named Executive Officers during 1999, as well as the number and total value of unexercised "in-the-money" options at December 31, 1999, are as follows:

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                     Value of
                                                    Number of Unexercised    Unexercised In-the-Money
                          Shares                         Options at                 Options at
                         Acquired                   December 31, 1999 (#)      December 31, 1999 ($)
                            on         Value
Name                    Exercise(#)  Realized($)  Exercisable/Unexercisable  Exercisable/Unexercisable
---------------------   -----------  -----------  -------------------------  -------------------------
Sidney Kimmel                    -    $        -          693,333 / 906,667    $1,000,000 / $  500,000

Jackwyn Nemerov            291,168    $7,892,956          255,498 / 286,666    $3,909,419 / $3,221,453

Irwin Samelman                   -    $        -          433,335 / 199,999    $2,783,349 / $  783,327

Wesley R. Card              64,000    $1,737,997          192,336 / 190,000    $2,443,457 / $1,878,125

Eric A. Rothfeld                 -    $        -                - /       -    $        - / $        -




  There were no options granted to the Named Executive Officers during 1999.

Compensation Committee Report on Executive Compensation

  General. The Compensation Committee utilizes a consultant to review the salary, annual cash bonus, annual incentive and long-term incentive elements of our executive compensation arrangements, as compared to those of comparable publicly traded apparel companies, and to make recommendations with respect to our program of executive compensation.

  Compensation Philosophy. The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation, integrate management pay with the achievement of our annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievement, and assist us in attracting and retaining qualified management. Management compensation is intended to be set at levels that the Compensation Committee believes are consistent with others in the business segments in which we operate, and gives special emphasis to the need for the best creative talent available in product-related positions.

  In determining what are competitive levels of compensation, the Compensation Committee reviewed the salary and bonus levels of other publicly traded apparel, footwear and retail companies which were considered comparable to us, either in their size or type of operations. The Compensation Committee has targeted the base salary of our executives at the median to high range of the surveyed companies.

  Base Salaries. We established base salaries for our executive officers with reference to amounts paid by our competitors for key managerial and creative talent. Consistent with those criteria, Mr. Kimmel's salary was set at $1,000,000 for 1999.

  Annual Bonuses. For 1998 (and for previous years), we utilized a bonus program for our executive officers under which cash bonuses were awarded by the Compensation Committee on a subjective basis, considering individual job performance, the level of bonuses paid by competitors, the level of base compensation and incentive stock options awarded, and the overall performance of Jones (with primary emphasis on growth in both revenues and net earnings per share), with no specific weighing of the individual factors. Prior to 1998, Mr. Kimmel had not participated in the bonus program. The Executive Annual Incentive Plan provides that the Named Executive Officers are eligible to participate in an "Incentive Pool" of not more than 3.0% of our Income Before Provision for Income Taxes (as adjusted under the Plan). During the first quarter of each year, the Compensation Committee allocates a percentage of the Incentive Pool for that year to each of the participants. Following the end of the applicable year, the Compensation Committee determines the award for each participant based on a review of actual results and performance factors.

  For 1999, the maximum Incentive Pool was $9,438,000. The actual awards to the Named Executive Officers for 1999 totaled $3,950,000 (excluding Mr. Rothfeld's bonus, which is set by the terms of his employment agreement entered into when we acquired Sun in 1998), including $1,350,000 to Mr. Kimmel. In making the awards, the Compensation Committee gave particular weight to our improvement in earnings per share (before a purchase accounting adjustment for the Nine West acquisition), cash earnings per share, and operating income (before the same adjustment), as well as to the effectiveness of the programs to integrate Sun and Nine West into our operations.

  Stock Option Grants. The Stock Option Committee awards stock options to our executive officers in order to link the long-term interests of these persons and our stockholders, and assist in the retention of these executives.

  Tax Considerations. Section 162(m) of the Internal Revenue Code imposes a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid or accrued with respect to its five most highly compensated officers. Bonuses awarded under the Executive Annual Incentive Plan are designed to meet the criteria for tax deductibility.

Compensation Committee:  Howard Gittis and Geraldine Stutz
March 30, 2000



Comparative Performance

  The SEC requires us to present a chart comparing the cumulative total stockholder return on our common stock with the cumulative total stockholder return of (i) a broad equity market index and (ii) a published industry index or peer group. The following chart compares the performance of our common stock with that of the S&P 500 Composite Index and the S&P Textile Apparel Manufacturers Index, assuming an investment of $100 on December 31, 1994 in each of our common stock, the stocks comprising the S&P 500 Composite Index and the stocks comprising the S&P Textile Apparel Manufacturers Index and the reinvestment of dividends (although dividends have not been declared on our common stock).

                                   [GRAPH]

                    COMPARISON OF CUMULATIVE TOTAL RETURN

Measurement Period                 Jones                      S&P Textile
(Fiscal Year Covered)          Apparel Group     S&P 500     Manufacturers
---------------------          -------------     -------     -------------

1994                              $100.00        $100.00        $100.00
1995                               152.91         137.58         112.31
1996                               290.28         169.17         154.30
1997                               333.96         225.60         166.40
1998                               342.69         290.08         144.00
1999                               421.33         351.12         107.47



Employment and Compensation Arrangements

  In connection with our acquisition of Sun in October 1998, we entered into an employment agreement with Eric A. Rothfeld, who was the majority owner and Chief Executive Officer of Sun. The agreement provides that Mr. Rothfeld will serve as the President and Chief Executive Officer of Sun during the period from the acquisition date through December 31, 2001. His annual salary will be $850,000. Mr. Rothfeld will receive a bonus of $162,500 for each fiscal quarter in which Sun's net sales exceed its net sales in the corresponding fiscal quarter of 1997, or in which yearly net sales exceed net sales for 1997. In addition to the quarterly bonus, Mr. Rothfeld will receive an annual bonus if Sun's earnings before interest and income taxes (as defined) exceed certain targeted amounts.

  If Mr. Rothfeld dies before the end of the term, we will pay his estate lump sum payments equal to (i) any unpaid salary and quarterly bonus amount prorated through the date of death, (ii) an annual bonus (based on the average annual bonus for the preceding two years) prorated through the date of death, and (iii) base salary, quarterly and annual bonuses (based on the average annual bonus for the preceding two years) with respect to the remainder of the term. If we terminate Mr. Rothfeld's employment other than for "cause" (as defined) or Mr. Rothfeld resigns for "good reason", Mr. Rothfeld will receive those payments and may also continue to participate in (or, at our expense, to otherwise receive the same benefits provided by) our benefit plans in which he was participating immediately before his termination or resignation. If we terminate Mr. Rothfeld's employment for "cause" (as defined) or he resigns other than with "good reason" (as defined), Mr. Rothfeld will receive only his unpaid salary and quarterly bonus prorated through the date of termination or resignation.

  The employment agreement also contains non-competition restrictions on Mr. Rothfeld during his employment and for two years following the end of the term (or two years from the date of termination, if Mr. Rothfeld is terminated without "cause" or resigns for "good reason"). Mr. Rothfeld is also prohibited from interfering in our employment of our employees during the period ending one year after the end of the applicable non-competition period.

  We have an agreement with Wesley R. Card, our Chief Financial Officer, under which Mr. Card will receive up to 12 months of salary continuation if we terminate his employment other than for willful misconduct or fraud.

Compensation of Directors

  Each director who is not our full-time employee receives an annual grant of options to purchase 2,000 shares of our common stock at an exercise price of $1.00 per share. Each option will expire on the tenth anniversary of its date of grant and will be exercisable beginning six months from the date of grant, in whole or in part, during the exercise period.

Certain Transactions

  As required by the agreement under which we acquired Sun, the former Sun stockholders are entitled to receive additional consideration of $2.00 for each $1.00 that Sun's earnings before interest and taxes (as defined) for each of the years 1998 through 2001 exceed targeted levels. This additional consideration will be paid 59% in cash and 41% in shares of our stock, the value of which will be determined by the prices at which the stock trades in a defined period preceding delivery in each year. Mr. Rothfeld and a family trust received approximately $12.6 million in cash and 351,930 shares of our common stock in 1999, and $16.2 million in cash and 401,594 shares of our common stock in 2000, as additional consideration relating to Sun's financial results for 1998 and 1999, respectively.


Item 2.  Proposal to Approve Independent Certified Public Accountants

  BDO Seidman, LLP served as our independent certified public accountants during 1999 and has been selected, subject to ratification by our stockholders at the annual meeting, to serve as our independent certified public accountants for 2000. A representative of BDO Seidman, LLP will be present at the annual meeting, with an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

  If the selection of BDO Seidman, LLP is not ratified, or if before the next annual meeting of our stockholders it declines to act or otherwise becomes incapable of acting, or if its engagement is otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent certified public accountants whose engagement for any period after the next annual meeting will be subject to stockholder approval at that meeting.


Item 3.  Proposal to Approve Amendments to the 1999 Stock Option Plan

  General. In May 1999, stockholders approved the Jones Apparel Group, Inc. 1999 Stock Option Plan (the "1999 Plan"). The purpose of the 1999 Plan is to attract and retain executives and other key employees of outstanding ability. In March 2000, the Board of Directors adopted and proposed for submission for your approval amendments to the 1999 Plan. The primary purpose of these amendments is to provide for grants of restricted stock under this plan. The Board of Directors believes that the proposed restricted stock amendment will further the objectives of the 1999 Plan by providing Jones with an additional mechanism to permit executives and key employees to obtain significant equity ownership in Jones as incentives for superior performance and to remain with Jones. In addition, other minor changes to the 1999 Plan are being proposed, including elimination of the stockholder approval requirement under the 1999 Plan for certain types of plan amendments in accordance with the SEC's elimination of that requirement in those circumstances.

  If the amendments are approved, the 1999 Plan will be restated and renamed the Jones Apparel Group, Inc. 1999 Stock Incentive Plan (the "Amended Plan"). A total of 10,000,000 shares of common stock, subject to adjustment as described below, previously have been reserved for issuance under the 1999 Plan. As of April 4, 2000, options to purchase 4,736,432 shares of common stock had been awarded under the 1999 Plan, and 5,263,568 shares of common stock remained available for issuance pursuant to awards not yet granted. IF THE AMENDMENT
IS APPROVED, THE TOTAL NUMBER OF SHARES RESERVED FOR ISSUANCE WILL NOT CHANGE. HOWEVER, OF THE 5,263,568 SHARES REMAINING AVAILABLE FOR ISSUANCE, UP TO 1,500,000 WILL BE AVAILABLE FOR ISSUANCE AS RESTRICTED STOCK, AND THE REMAINDER WILL BE AVAILABLE FOR ISSUANCE UPON THE EXERCISE OF STOCK OPTIONS. Shares acquired as a result of awards under the 1999 Plan have been registered under the Securities Act of 1933. As of April 4, 2000, approximately 330 persons, including nine executive officers and directors, are expected to be eligible to participate in the Amended Plan. As of the date of this proxy statement, no allocation or other determination has been made as to the amount of awards that may be made to any of the eligible participants.

  Shares issued as restricted stock under the Amended Plan will be held in the custody of Jones until all vesting restrictions are satisfied. If the conditions or terms under which an award is granted are not satisfied, the shares will be forfeited. Awards of restricted stock may be granted in a manner which constitutes qualifying performance-based compensation under Section 162(m) of the Internal Revenue Code, as discussed below.

  The Amended Plan. The following summary describes the material features of the Amended Plan. You should refer to Annex A for a complete copy of the Amended Plan.

  As in the case of the 1999 Plan, the Amended Plan will be administered by the Stock Option Committee. The Stock Option Committee is comprised of directors who qualify as "non-employee directors" within the meaning of Section 16 of the Securities Exchange Act of 1934 and "outside directors" within the meaning of
Section 162(m) of the Code. During the ten-year period ending in 2009, the Stock Option Committee will have the authority, subject to the terms of the Amended Plan, to:

  -  determine when and to whom to make grants under the Amended Plan,

  - determine the number of shares to be covered by the grants, the types and terms of options and stock appreciation rights to be granted and the exercise prices of options and stock appreciation rights, and the terms and conditions of vesting and the purchase price, if any, of restricted stock,

  -  interpret and implement the Amended Plan, and

  - prescribe, amend and rescind rules and regulations relating to the Amended Plan.

The Stock Option Committee's determinations under the Amended Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Amended Plan, whether or not such persons are similarly situated.

  As with the 1999 Plan, the Board of Directors may amend, suspend or discontinue the Amended Plan at any time; however, under the Amended Plan, shareholder approval of an amendment is necessary only if the Board of Directors determines that shareholder approval is desirable for the Amended Plan to qualify or comply with tax or regulatory requirements. As with the 1999 Plan, no amendment may adversely affect any rights of a participant under a previously granted award without the participant's consent.

  Under the terms of the Amended Plan, "incentive stock options" within the meaning of Section 422 of the Code, "nonqualified stock options," stock appreciation rights and restricted stock may be granted to directors, officers, key employees and consultants of Jones and any of its subsidiaries (as defined in the

Amended Plan), except that incentive stock options may be granted only to employees of Jones and its subsidiaries.

  To the extent that the aggregate fair market value (as defined in the Amended
Plan), determined as of the date of grant of an incentive stock option, of common stock with respect to which incentive stock options granted under the Amended Plan and all other option plans of Jones or its subsidiaries exercisable for the first time by an individual during any calendar year exceeds $100,000, those options shall be treated as options that are not incentive stock options.

  Initially, each option will be exercisable over a period, determined by the Stock Option Committee in its discretion, but not to exceed ten years from the date of grant. However, in the case of an incentive stock option granted to an individual who, at the time the incentive stock option is granted, owns shares possessing 10% or more of the total combined voting power of all classes of stock of Jones or its subsidiary corporations (a "10% stockholder"), the exercise period for an incentive stock option may not exceed five years from the date of grant. Options may be exercisable during the option period at the times, in the amounts, in accordance with the terms and conditions, and subject to the restrictions, as are set forth in the option agreement evidencing the grant of the options. The Stock Option Committee may, in its discretion, with the participant's consent, cancel any award of options, stock appreciation rights or restricted stock and issue a new award in substitution therefor or accelerate the exercisability or vesting of any award granted under the Amended Plan or extend the scheduled expiration of an award.

  The exercise price of an option may not be less than the fair market value of the shares of common stock on the date of grant, except that:

  - in the case of an incentive stock option granted to a 10% stockholder, the option price may not be less than 110% of fair market value, and

  - in the case of an option granted to a director solely for his services as director, the option price may be less than fair market value.

  The option price of, and the number of shares covered by, each option will not change during the life of the option, except for adjustments to reflect stock dividends, splits, other recapitalization or reclassification or changes affecting the number or kind of outstanding shares.

  As in the case of the 1999 Plan, the shares purchased upon the exercise of an option under the Amended Plan are to be paid for in cash or by delivery of previously acquired shares of common stock with a fair market value equal to the total option price, or by a combination of those methods. Under the Amended Plan, the previously acquired shares of common stock must have been beneficially owned by the participant for at least six months prior to delivery. An option may provide for a "cashless exercise" by allowing the participant to direct an immediate market sale or margin loan respecting the shares under the option
pursuant to an extension of credit by Jones.   Under this procedure, the
participant would direct the delivery of the shares under the option from Jones to a brokerage firm and the delivery of the option price from the sale or margin loan proceeds from the brokerage firm to Jones.

  The Stock Option Committee may grant stock appreciation rights in conjunction with all or part of an option. Upon the exercise of a stock appreciation right, a participant will generally be entitled, without payment to Jones, to receive cash, shares of common stock or any combination of cash and common stock as elected by the participant, subject to the approval of the Board of Directors, in an amount equal to the excess of the fair market value of one share of common stock on the exercise date over the exercise price of the related option, multiplied by the number of shares in respect of which the stock appreciation right is exercised.

  The Stock Option Committee may issue shares of restricted stock at a purchase price, if any, determined by it. The restricted stock may be subject to forfeiture or repurchase if the participant terminates employment within a specified period, or in the event any other terms or conditions as are set forth in the restricted stock agreement evidencing the award of restricted stock are not satisfied. Those conditions may include conditions based on performance of the participant or Jones. During the period of the restriction, a participant owning restricted stock will be entitled to receive and retain all dividends and other distributions, if any, made in respect of the restricted stock and to vote that stock without limitations.

  Section 162(m) of the Code generally disallows a tax deduction to public companies for annual compensation over $1,000,000 paid to the chief executive officer and the four other most highly compensated executive officers. Awards of restricted stock may be granted in a manner which constitutes qualifying performance-based compensation, which is not subject to that deduction limitation. Those awards will be based on one or more of the following factors:

  -  stock price
  -  earnings per share
  -  net earnings
  -  operating earnings
  -  return on assets
  -  shareholder return
  -  return on equity
  -  growth in assets
  -  sales
  -  cash flow
  -  market share
  -  relative performance to a group of companies comparable to Jones, and
  - strategic business criteria consisting of one or more objectives based on Jones' meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures.

  With respect to performance-based awards, the Stock Option Committee will establish in writing the objective performance-based goals applicable to a given fiscal year no later than 90 days after the beginning of that year. No performance-based awards will be payable to any participant for any fiscal year until the Stock Option Committee certifies in writing that the objective performance goals (and any other material terms) applicable to that year have been satisfied. However, the Stock Option Committee may, in its absolute discretion, grant awards that may not constitute qualifying performance-based compensation under Section 162(m) of the Code when it believes that those awards would be in the best interest of Jones.

  Incentive stock options and stock appreciation rights may be transferred by a participant only by will or by the laws of descent and distribution and may be exercised only by the participant during his lifetime. Nonqualified stock options may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of the participant in accordance with the Amended Plan. Except as otherwise provided in the Amended Plan in the case of retirement, disability or death, stock options and stock appreciation rights awards generally terminate three months after termination of employment or service (but not beyond the original expiration date); provided, however, that, subject to a written agreement between Jones and the participant providing otherwise, all of a participant's outstanding awards will terminate upon his voluntary termination of employment or service without the written consent of Jones or a subsidiary corporation or upon involuntary termination for cause. Participants owning shares of restricted stock may not sell, assign, transfer or otherwise dispose of, except by will or by the laws of descent and distribution, those shares during the period of restriction.

  Tax Aspects of the Amended Plan. The following are the principal federal income tax consequences generally applicable to awards granted under the Amended Plan.

  The grant of an option or stock appreciation right will create no federal income tax consequences for the recipient or Jones or a subsidiary employing the participant. A participant will have no taxable income upon exercising an incentive stock option, except that the participant may have income for alternative minimum tax purposes, and Jones generally will receive no deduction when an incentive stock option is exercised.

  Generally, if the participant disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the participant will recognize ordinary income, and Jones will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain, and any loss, will be treated as a capital gain or loss to the participant. If the shares are disposed of after those holding requirements are met, Jones will not be entitled to any deduction, and the entire gain or loss for the participant will be treated as a capital gain or loss.

  In general, upon exercising a stock option other than an incentive stock option, the participant will recognize ordinary income equal to the excess of the fair market value of the stock acquired on the date of exercise over the option price, and Jones will then be entitled to a deduction for the same amount. The disposition of shares acquired upon exercise of a nonqualified stock option will generally result in a capital gain or loss to the participant, but will have no tax consequences for Jones.

  In general, upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the participant as ordinary income and deductible by Jones.

  In general, a participant will realize income as a result of an award of restricted stock at the time the restrictions expire on those shares, unless the participant makes a voluntary election under Section 83(b) of the Code. A
Section 83(b) election would cause the participant to realize income in the year in which the award was granted. If a Section 83(b) election is made and the shares are later forfeited, the participant will not be entitled to any offsetting tax deduction. The amount of income realized by the participant will be the difference between the fair market value of the shares on the date on which the restrictions expire (or on the date of issuance, if a Section 83(b) election is made) and the purchase price, if any, for the shares. Generally, Jones will be entitled to a deduction in an amount equal to the ordinary income realized in connection with the issuance or vesting of the restricted stock.
Any gain or loss upon a subsequent sale or exchange of the restricted stock, measured by the difference between the sale price and the fair market value on the date the restrictions expire (or on the date of issuance, if a Section 83(b) election is made), will be capital gain or loss, short-term or long-term, depending upon the length of time the participant has held the shares.

  On April 4, 2000, the last reported sales price per share of the common stock as reported on the New York Stock Exchange Composite Tape was $30.00. Based upon such price, the aggregate market value of the 10,000,000 shares of common stock subject to the 1999 Plan is $300,000,000.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS
                        TO THE 1999 STOCK OPTION PLAN.

Submission of Stockholder Proposals

  Any stockholder proposal intended for inclusion in the proxy material for the 2001 annual meeting must be received by us at the address on the first page of this proxy statement no later than December 27, 2000.

Other Matters

  The Board of Directors is not aware of any business constituting a proper subject for action by the stockholders to be presented at the meeting, other than those set forth in this Proxy Statement. However, if any such matter should properly come before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

How to Attend the Annual Meeting

  The meeting will be held at the Chase Manhattan Bank Conference Center, 600 Fifth Avenue, Second Floor, New York, New York. The entrance to 600 Fifth Avenue is located on West 48th Street.


  OUR 1999 ANNUAL REPORT ON FORM 10-K TO THE SEC, WITHOUT EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO: JONES APPAREL GROUP, INC., 250 RITTENHOUSE CIRCLE, BRISTOL, PENNSYLVANIA 19007; ATTN: WESLEY R. CARD.


  In addition to soliciting proxies by mail, we may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by our officers, directors, or employees, or by any one or more of these means. We will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy material to beneficial owners of our shares. We will pay all expenses in connection with such solicitations.


                                            By Order of the Board of Directors


                                                        Sidney Kimmel
                                                          Chairman

Dated: April 26, 2000

                                                                         ANNEX A

                          JONES APPAREL GROUP, INC.
                          1999 STOCK INCENTIVE PLAN

  1. Purpose of the 1999 Stock Incentive Plan. Jones Apparel Group, Inc. (the "Company") desires to attract and retain the best available talent and to encourage the highest level of performance. The 1999 Stock Incentive Plan (the "Stock Incentive Plan") is intended to contribute significantly to the attainment of these objectives by (i) providing long-term incentives and rewards to all key employees of the Company (including officers and directors who are key employees of the Company and also including key employees of any subsidiary of the Company which may include officers or directors of any subsidiary of the Company who are also key employees of said subsidiary), and those directors and officers, consultants, advisers, agents or independent representatives of the Company or of any subsidiary (together, "Eligible Individuals"), who are contributing or in a position to contribute to the long-term success and growth of the Company or of any subsidiary, (ii) assisting the Company and any subsidiary in attracting and retaining Eligible Individuals with experience and ability, and (iii) associating more closely the interests of such Eligible Individuals with those of the Company's stockholders.

  2. Scope and Duration of the Stock Incentive Plan. Under the Stock Incentive Plan, options ("Options") to purchase shares of common stock, par value $.01 per share ("Common Stock"), may be granted to Eligible Individuals. Options granted to employees (including officers and directors who are employees) of the Company or a subsidiary corporation thereof, may, at the time of grant, be designated by the Company's Board of Directors either as incentive stock options ("ISOs"), with the attendant tax benefits as provided for under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code") or as nonqualified stock options. Stock appreciation rights (the "Rights") may be granted in association with Options. Shares of Common Stock subject to restrictions and granted pursuant to Paragraph 7 of the Stock Incentive Plan ("Restricted Stock") may also be granted to Eligible Individuals hereunder. The grant of any of an Option, a Right and/or Restricted Stock is sometimes referred to herein as an "Award." The aggregate number of shares of Common Stock reserved for grant from time to time under the Stock Incentive Plan is 10,000,000 shares of Common Stock, which shares of Common Stock may be authorized but unissued shares of Common Stock or shares of Common Stock, which shall have been or which may be reacquired by the Company, as the Board of Directors of the Company shall from time to time determine. The maximum number of shares of Restricted Stock issuable hereunder is 1,500,000. Restricted Stock issued pursuant to the Stock Incentive Plan, even while subject to restrictions, will be counted against the maximum number of shares issuable hereunder. Such aggregate numbers shall be subject to adjustment as provided in Paragraph 11. If an Option shall expire or terminate for any reason without having been exercised in full or surrendered in full in connection with the exercise of a Right, or if Restricted Stock is forfeited, the shares of Common Stock represented by the portion of the Option not so exercised or surrendered, or forfeited shares of Restricted Stock, as applicable, shall (unless the Stock Incentive Plan shall have been terminated) become available for other Awards under the Stock Incentive Plan. Subject to Paragraph 14, no Option, Right or Restricted Stock shall be granted under the Stock Incentive Plan after May 19, 2009.

  3. Administration of the Stock Incentive Plan. This Stock Incentive Plan will be administered by the Board of Directors of the Company (the "Board of Directors"). The Board of Directors, in its discretion, may designate an Option committee (the "Option Committee" or "Committee") composed of at least two members of the Board of Directors to administer this Stock Incentive Plan. Members of the Option Committee shall meet such qualifications as the Board of Directors may determine; provided, however, that each member shall qualify as a "Non-Employee Director" under Section 16 of the Securities Exchange Act of 1934, as amended and as an "Outside Director" as defined in Code Section 162(m) and any regulations promulgated thereunder. Subject to the express provisions of this Plan, the Board of Directors or the Committee (hereinafter, the terms "Option Committee" or "Committee", shall mean the Board of Directors whenever no such Option Committee has been designated), shall have authority in its discretion, subject to and not inconsistent with the express provisions of this Stock Incentive Plan, to direct the grant of Awards; to determine the purchase price of the Common Stock covered by each Award; the Eligible Individuals to whom, and the time or times at which, Awards shall be granted and subject to the maximum set forth in Paragraph 4 hereof, the number of shares of Common Stock to be covered by each Award; to designate Options as ISOs; to direct the grant of Rights in connection with any Option; to interpret the Stock Incentive Plan; to determine the time or times at which Options may be exercised; to determine the terms and conditions of the restrictions relating to the Restricted Stock (which restrictions may vary among Awards as the Committee shall deem appropriate); to prescribe, amend and rescind rules and regulations relating to the Stock Incentive Plan, including, without limitation, such rules and regulations as it shall deem advisable, so that transactions involving Awards may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act"); to determine the terms and provisions of and to cause the Company to enter into agreements with Eligible Individuals in connection with Awards granted under the Stock
Incentive Plan (the "Agreements"), which Agreements may vary from one another as the Committee shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Stock
Incentive Plan.

  Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee shall have and may exercise all of the powers of the Board of Directors under the Stock Incentive Plan, other than the power to appoint a director to Committee membership. A majority of the Committee shall constitute a quorum, and acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the acts of the Committee. The Committee may also act by instrument signed by a majority of the members of the Committee.

  Every action, decision, interpretation or determination by the Committee with respect to the application or administration of this Stock Incentive Plan shall be final and binding upon the Company and each person holding any Award granted under this Stock Incentive Plan.

  4. Eligibility: Factors to be Considered in Granting Awards and Designating ISOs.

     (a) Awards may be granted only to (i) key employees (including officers and directors who are employees) of the Company or any subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs), and
(ii) directors or officers of the Company or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees, and (iii) consultants or advisers to or agents or independent representatives of the Company or a subsidiary thereof. In determining the persons to whom Awards shall be granted and the number of shares of Common Stock to be covered by each Award, the Committee shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Company's (including subsidiaries') successful operation and such other factors as the Board of Directors in its discretion shall deem relevant. Subject to the provisions of Paragraph 2 and clause (c) below, an Eligible Individual may receive Awards on more than one occasion under the Stock Incentive Plan. No person shall be eligible for an Award if he shall have filed with the Secretary of the Company an instrument waiving such eligibility; provided that any such waiver may be revoked by filing with the Secretary of the Company an instrument of revocation, which revocation will be effective upon such filing.

     (b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Company and any subsidiary corporation thereof) may not exceed $100,000.

     (c) In no event shall any Eligible Individual be granted Options to purchase more than 3,000,000 shares of Common Stock or shares of Restricted Stock as Performance-Based Awards (as defined in paragraph 12) in excess of 1,500,000 over the ten-year term of this Stock Incentive Plan.

  5.  Awards of Options.

     (a)  Options.

       (i) The purchase price per share of the Common Stock covered by each Option shall be established by the Committee but in no event shall it be less than the fair market value of a share of the Common Stock on the date the Option is granted; provided, however, that if an Option is granted to a director of the Company for services solely as a director, and such grant is approved by the Board of Directors, the purchase price may be less than such fair market value. If, at the time an Option is granted, the Common Stock is publicly traded, such fair market value shall be the closing price (or the mean of the latest bid and asked prices) of a share of Common Stock on such date as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board of Directors) for any national securities exchange or other securities market which at the time is included in the stock price quotations of such publication. In the event that the Committee shall determine such stock price quotation is not representative of fair market value by reason of the lack of a significant number of recent transactions or otherwise, the Committee may determine fair market value in such a manner as it shall deem appropriate under the circumstances. If, at the time an Option is granted, the Common Stock is not publicly traded, the Committee shall make a good faith attempt to determine such fair market value.

       (ii) In the case of an employee who at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the employer corporation or of its parent or a subsidiary corporation thereof (a "10% Holder"), the purchase price of the Common Stock covered by any ISO shall in no event be less than 110% of the fair market value of the Common Stock at the time the ISO is granted.

     (b) Term of Options. The term of each Option shall be fixed by the Committee, but in no event shall it be exercisable more than 10 years from the date of grant, subject to earlier termination as provided in Paragraphs 9 and
10. An ISO granted to a 10% Holder shall not be exercisable more than 5 years from the date of grant.

     (c)  Exercise of Options.

       (i) Subject to the provisions of the Stock Incentive Plan, an Option granted to an employee under the Stock Incentive Plan shall become fully exercisable at such time or times as the Committee in its sole discretion shall determine at the time of the granting of the Option or thereafter, except that in no event shall any such Option be exercisable later than 10 years after its grant.

       (ii) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

       (iii) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided, that the purchase price may be paid (i) in whole or in part, by surrender or delivery to the Company of previously-owned securities of the Company already beneficially owned by the Optionee for at least six months and having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid, or (ii) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise. Fair market value shall be determined as provided in Paragraph 5 for the determination of such value on the date of the grant.

In addition, the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax requirements.

       (iv) Except as provided in Paragraphs 9 and 10, no Option may be exercised unless the original grantee thereof is then an Eligible Individual.

       (v) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

       (vi) Notwithstanding any other provision of this Stock Incentive Plan, the Company shall not be required to issue or deliver any share of stock upon the exercise of an Option prior to the admission of such share to listing on any stock exchange or automated quotation system on which the Company's Common Stock may then be listed.

  6.  Awards and Exercise of Rights.

     (a) A Right may be awarded by the Committee in association with any Option either at the time such Option is granted or at any time prior to the exercise, termination or expiration of such Option. Each such Right shall be subject to the same terms and conditions as the related Option and shall be exercisable only to the extent such Option is exercisable, and the Right Value, as hereinafter defined, is a positive amount.

     (b) A Right shall entitle the holder to surrender to the Company unexercised the related Option (or any portion or portions thereof which the holder from time to time shall determine to surrender for this purpose) and to receive in exchange therefor, subject to the provisions of the Stock Incentive Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to the product of (A) the "Right Value" of one share of Common Stock, as hereinafter defined, and (B) the number of shares of Common Stock called for by the Option, or portion thereof, which is surrendered. For purposes of the Stock Incentive Plan, the Right Value of one share of Common Stock shall be the excess of: (i) the fair market value of one share of Common Stock on the date on which the Right is exercised, over (ii) the purchase price per share of the Common Stock covered by the surrendered Option. The date on which the Committee shall receive notice from the holder of the exercise of a Right shall be considered the date on which the Right is exercised.

  Upon exercise of a Right, a holder shall indicate to the Committee what portion of the payment he desires to receive in cash and what portion in shares of Common Stock of the Company; provided, that the Board of Directors shall have sole discretion to determine in any case or cases that payment will be made in the form of all cash, all shares of Common Stock, or any combination thereof.
If the holder is to receive a portion of such payment in shares of Common Stock, the number of shares of Common Stock shall be determined by dividing the amount of such portion by the fair market value of one share of Common Stock on the date on which the Right is exercised. The number of shares of Common Stock which may be received pursuant to the exercise of a Right may not exceed the number of shares of Common Stock covered by the related Option, or portion thereof, which is surrendered. No fractional shares of Common Stock will be issued, but instead cash will be paid for any such fractional share of Common Stock.

  No payment will be required from the holder upon exercise of a Right, except that the holder shall, upon notification of the amount due and prior to or concurrently with delivery to the holder of cash or a certificate representing shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state or local tax requirements, and the Company shall have the right to deduct from any payment any taxes required by law to be withheld by the Company with respect to such payment.

     (c) The fair market value of one share of Common Stock for the date on which a Right is exercised shall be determined as provided in Paragraph 5 for the determination of such value on the date of grant.

     (d) Upon exercise of a Right, the number of shares of Common Stock subject to exercise under the related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option, or portion thereof, which is surrendered. Shares of Common Stock subject to Options, or portions thereof, which are surrendered in connection with the exercise of Rights shall not be available for subsequent Option grants under the Stock Incentive Plan.

     (e) Whether payments upon exercise of Rights are made in cash, shares of Common Stock or a combination thereof, the Committee shall have the sole discretion as to the timing of the payments, including whether payment shall be made in a lump sum or installments, but payments may not be deferred beyond the first business day of the twenty-fifth calendar month next following the month of exercise of a Right. Deferred payments may bear interest at a rate determined by the Committee, provided that such rate of interest shall not be less than the lowest rate which avoids imputation of interest at a higher rate under the Code. The Board of Directors may make such further provisions and adopt such rules and regulations as it shall deem appropriate, not inconsistent with the Stock Incentive Plan, related to the timing of the exercise of a Right and the determination of the form and timing of payment to the holder upon such exercise.

  7. Awards of Restricted Stock. The Committee may authorize the issuance or transfer of shares of Restricted Stock to Eligible Individuals either alone or in addition to other Awards under the Stock Incentive Plan. The terms and conditions of the vesting of an Award of Restricted Stock shall be set forth in the Agreement with the recipient thereof. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals pursuant to Paragraph 12 hereof or such other factors as the Committee may determine, in its sole discretion. Awards of Restricted Stock shall also be subject to the following provisions:

     (a) The Restricted Stock may be issued at a purchase price less than the fair market value thereof or for no consideration, as determined by the Committee.

     (b) Restricted Stock may be subject to: (i) restrictions on the sale or other disposition thereof, (ii) rights of repurchase or first refusal, and (iii) such other restrictions, conditions and terms as the Committee deems appropriate.

     (c) Each Award of Restricted Stock will constitute an immediate transfer of ownership of such shares, entitling the recipient to dividend, voting and other ownership rights. The holder of Restricted Stock shall not be required to return any dividends received thereon to the Company in the event of the forfeiture of such shares.

     (d)  The Committee shall determine whether shares of Restricted
Stock are to be held in escrow by the Company or by an escrow agent appointed by the Committee, or if such shares are to be delivered to the recipient of the Award with an appropriate legend referring to the terms, conditions and restrictions applicable to the Award, in substantially the following form:

     "The sale, transfer, alienation, attachment, assignment, pledge or encumbrance of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Jones Apparel Group, Inc. 1999 Stock Incentive Plan and an Agreement entered into by the registered owner and the Company dated __________. Copies of such Plan and Agreement are on file at the offices of the Company. Any attempt to dispose of these shares in contravention of the applicable restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect."

If and when all restrictions on such shares have lapsed without a prior forfeiture of the shares, such legend shall be removed from the certificate representing the shares.

  8. Nontransferability of Awards. No Award granted under the Stock Incentive Plan shall be transferable, other than by will or by the laws of descent and distribution, except that all or any portion of an Option (other than Options which are ISOs) may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of a holder of such Option, subject to such restrictions on transfer which may be imposed by federal and state securities laws, and if prior thereto the transferee agrees to be bound by the terms of the Stock Incentive Plan and the Options, as the case may be ("Permitted Transferee"). Options which are ISOs may be exercised, during the lifetime of the holder, only by the holder, or by his guardian or legal representative.

  9.  Termination of Relationship to the Company.

     (a) In the event that any original grantee of an Option or Right shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Paragraph 10, such Award may (subject to the provisions of the Stock Incentive Plan) be exercised (to the extent that the original grantee was entitled to exercise such Option or Right at the termination of his employment or service as a director, officer, consultant, adviser, agent or independent representative, as the case may be) at any time within three months after such termination (or for such other period following termination as the grantee and the Company may have agreed to in writing), but not more than 10 years (five years in the case of a 10% Holder) after the date on which such Award was granted or the expiration of the Award, if earlier. Notwithstanding the foregoing, except as provided in Paragraph 10, if the position of an original grantee shall be terminated by the Company or any subsidiary thereof for cause or if the original grantee terminates his employment or position voluntarily and without the written consent of the Company or any subsidiary corporation thereof, as the case may be, the Options or Rights granted to such person, whether held by such person or by a Permitted Transferee shall, to the extent not theretofore exercised, forthwith terminate immediately upon such termination. Subject to such exceptions as may be determined by the Committee, in the event any original Restricted Stock grantee shall cease to be an Eligible Individual of the Company (or any subsidiary corporation thereof), except as set forth in Paragraph 10, all shares of Restricted Stock remaining subject to applicable restrictions shall be forfeited by the recipient and be immediately transferred to, and reacquired by, the Company at no cost to the Company.

     (b) Other than as provided in Paragraph 10(a), Awards granted under the Stock Incentive Plan shall not be affected by any change of duties or position so long as the holder remains an Eligible Individual.

     (c) Any Agreement may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates or the date other positions or relationships terminate for purposes of the Stock Incentive Plan and the effect of leaves of absence, which provisions may vary from one another.

     (d) Nothing in the Stock Incentive Plan or in any Award pursuant to the Stock Incentive Plan shall confer upon any Eligible Individual or other person any right to continue in the employ of the Company or any subsidiary corporation thereof (or the right to be retained by, or have any continued relationship with the Company or any subsidiary corporation thereof), or affect the right of the Company or any such subsidiary corporation thereof, as the case may be, to terminate his employment, retention or relationship at any time. The grant of any Award pursuant to the Stock Incentive Plan shall be entirely in the discretion of the Committee, and nothing in the Stock Incentive Plan shall be construed to confer on any Eligible Individual any right to receive any Award under the Stock Incentive Plan.

  10.  Death, Disability or Retirement.

     (a) If a person to whom an Award has been granted under the Stock Incentive Plan shall (i) die (and the conditions in sub-paragraph (b) below are met) or (ii) become permanently and totally disabled or enter retirement (as such terms are defined below) while serving as an Eligible Individual, then the following provisions shall apply: (A) in the case of an Option or Stock Appreciation Right, the Award shall become immediately fully exercisable and the period for exercise provided in Paragraph 9 shall be extended to (i) one year after the date of death of the original grantee, or (ii) in the case of the permanent and total disability of the original grantee, to one year after the date of permanent and total disability of the original grantee, or (iii) three years in the case of a retirement (as defined below), but, in any case, not more than 10 years (five years in the case of a 10% Holder) after the date such Award was granted, or the expiration of the Award, if earlier, as shall be prescribed in the original grantee's Award Agreement, and (B) in the case of Restricted Stock, the period of restrictions applicable to all unvested shares shall terminate on the date of termination of employment by reason of retirement, disability or death. An Award may be exercised as set forth herein in the event of the original grantee's death, by a Permitted Transferee or the person or persons to whom the holder's rights under the Award pass by will or applicable law, or if no such person has the right, by his executors or administrators; or in the event of the original grantee's permanent and total disability, by the holder or his guardian.

     (b) In the case of death of a person to whom an Award was originally granted, the provisions of subparagraph (a) apply if such person dies (i) while in the employ of the Company or a subsidiary corporation thereof or while serving as an Eligible Individual of the Company or a subsidiary corporation thereof or (ii) within three months after the termination of such position other than termination for cause, or voluntarily on the original grantee's part and without the consent of the Company or a subsidiary corporation thereof, or
(iii) within three years following his retirement.

     (c) The term "permanent and total disability" as used above shall have the meaning set forth in Section 22(e)(3) of the Code.

     (d) The term "retirement" as used above shall mean voluntary termination of employment with the Company or a subsidiary corporation thereof by the Eligible Individual after attaining age 55 with at least 10 years of service with the approval of the Company or, if the individual has not attained age 55 and/or has less than 10 years of service, the Company determines that circumstances exist that warrant the granting of retirement status.

  11. Adjustments upon Changes in Capitalization. Notwithstanding any other provision of the Stock Incentive Plan, in the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and the like, the Committee may appropriately adjust the aggregate number and class of shares of Common Stock as to which Awards may be granted under the Stock Incentive Plan, the maximum number and class of shares that may be awarded to any Eligible Individual, the number and class of shares subject to outstanding Awards, and the Option or Restricted Stock price per share. In the event of (i) the dissolution or liquidation of the Company, or (ii) the disposition by the Company of substantially all of the assets or stock of a subsidiary of which the original grantee is then an employee, officer or director, consultant, adviser, agent or independent representative or if (iii) a "change in control" (as hereinafter defined) of the Company has occurred or is about to occur, then, if the Committee shall so determine: (A) with respect to Options, each Option under the Stock Incentive Plan, if such event shall occur with respect to the Company, or each Option granted to an employee, officer, director, consultant, adviser, agent or independent representative of a subsidiary respecting which such event shall occur, shall (x) become immediately and fully exercisable or (y) terminate simultaneously with the happening of such event, and the Company shall pay the Optionee in lieu thereof an amount equal to (a) the excess of the fair market value over the exercise price of one share on the date on which such event occurs, multiplied by (b) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable, and (B) with respect to Restricted Stock, any Restricted Stock not forfeited prior to the change in control shall become immediately and fully vested, and the Committee shall have sole discretion to waive automatic forfeitures, if any, arising from the change in control.

  12. Performance-Based Awards. Certain Awards of Restricted Stock granted under the Stock Incentive Plan may be granted, in the sole discretion of the Committee, in a manner constituting "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. Such Awards (the "Performance-Based Awards") shall be based upon one or more of the following factors: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, sales, cash flow, market share, relative performance to a group of companies comparable to the Company, and strategic business criteria consisting of one or more objectives based on the Company's meeting specified goals relating to revenue, market penetration, business expansion, costs or acquisitions or divestitures. With respect to Performance-Based Awards, (i) the Committee shall establish in writing the objective performance-based goals applicable to a given fiscal period no later than 90 days after the commencement of such fiscal period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to any recipient for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

  13. Effectiveness of the Stock Incentive Plan. Awards may be granted under the Stock Incentive Plan, subject to its authorization and adoption by stockholders of the Company, at any time or from time to time after its adoption by the Committee, but the amendment and restatement of the Stock Incentive Plan shall not be effective unless it shall have been authorized and adopted by a majority of the votes properly cast thereon at a meeting of stockholders of the Company duly called and held after the date of adoption of the amended and restated Stock Incentive Plan by the Board of Directors. If so adopted, the amended and restated Stock Incentive Plan shall become effective as of the date of its adoption by the Board of Directors. The exercise of Options shall also be expressly subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933, as amended (the "Act") shall be effective, or other provisions satisfactory to the Committee shall have been made to ensure that such exercise will not result in a violation of such Act, and such other qualification under any state or Federal law, rule or regulation as the Company shall determine to be necessary or advisable shall have been effected. If the shares of Common Stock issuable upon exercise of an Option or if shares of Restricted Stock are not registered under such Act, and if the Committee shall deem it advisable, the recipient may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Stock Incentive Plan will not be sold except pursuant to an effective registration statement under such Act or an exemption from the registration provisions of the Act and (ii) that such recipient will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof and (iii) that the holder accepts such restrictions on transfer of such shares, including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer as the Company may reasonably impose.

  14. Termination and Amendment of the Stock Incentive Plan. The Board of Directors of the Company may, at any time prior to the termination of the Stock Incentive Plan, except that no amendment may be made without shareholder approval if the Board of Directors determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the Exchange Act, for which or with which the Board of Directors determines that it is desirable to qualify or comply. No suspension, termination, modification or amendment of the Stock Incentive Plan may, without the express written consent of the Eligible Individual (or his Permitted Transferee) to whom an Award shall theretofore have been granted, adversely affect the rights of such Eligible Individual (or his Permitted Transferee) under such Award.

  15. Financing for Investment in Stock of the Company. The Board of Directors may cause the Company or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Company or any subsidiary, to any Eligible Individual under the Stock Incentive Plan who shall have been so employed or so served for a period of at least six months at the end of the fiscal year ended immediately prior to arranging such financing; but the Board of Directors may, in any specific case, authorize financing for an Eligible Individual who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by the Eligible Individual of shares of Common Stock pursuant to the exercise of an Option or an Award of Restricted Stock and/or for payment of taxes incurred in connection with such exercise or Award, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Company. The maximum amount of liability incurred by the Company and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board of Directors. Each loan shall bear interest at a rate not less than that provided by the Code and other applicable law, rules, and regulations in order to avoid the imputation of interest at a higher rate. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the Board of Directors that such financing may reasonably be expected to benefit the Company, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-Laws of the Company or such subsidiary, and applicable laws. If any such financing is authorized by the Board of Directors, such financing shall be administered by the Board of Directors.

  16. Severability. In the event that any one or more provisions of the Stock Incentive Plan or any Agreement, or any action taken pursuant to the Stock Incentive Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Stock Incentive Plan or of such or any other Agreement, but in such particular jurisdiction and instance the Stock Incentive Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

  17. Applicable Law. The Stock Incentive Plan shall be governed and interpreted, construed and applied in accordance with the laws of the State of Pennsylvania.

  18. Withholding. A holder shall, upon notification of the amount due and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable Federal, state, local or other tax requirements.

  19.  Miscellaneous.

     (a) The terms "parent," "subsidiary" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and (f) of the Code, respectively.

     (b) The term "terminated for cause" shall mean termination by the Company (or a subsidiary thereof) of the employment of or other relationship with, the original grantee by reason of the grantee's (i) willful refusal to perform his obligations to the Company (or a subsidiary thereof), (ii) willful misconduct, contrary to the interests of the Company (or a subsidiary thereof), or (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise. In the event of any dispute regarding whether a termination for cause has occurred, the Board of Directors may by resolution resolve such dispute, and such resolution shall be final and conclusive on all parties.

     (c) The term "change in control" shall mean an event or series of events that results in (i) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a "person" within the meaning of Sections 13(d)(3) of the Exchange Act, other than the Company, a majority-owned subsidiary of the Company or an employee benefit plan of the Company or such subsidiary (or such plan's related trust), become(s) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 20% or more of the then outstanding voting stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new director whose election by the Company's Board or whose nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (iii) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company).

                          JONES APPAREL GROUP, INC.
                           STOCK OPTION AGREEMENT
                        (NON-QUALIFIED STOCK OPTION)

  THIS AGREEMENT, made as of this ___ day of _______ 199_ by JONES APPAREL GROUP, INC., a Pennsylvania corporation (hereinafter called the "Company"), with __________________________ (hereinafter call the "Holder"):

  The Company has adopted a 1999 Stock Incentive Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

  The Committee, which is charged with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

  NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option to purchase all or any part of _______ shares of Common Stock of the Company, par value $[ ] per share, at a price per share of $_________, which price is not less than the fair market value of a share of Common Stock on the date hereof (the "Option"), and upon the following terms and conditions:

  1. The Option shall continue in force through _______ ___, ____ (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option shall become exercisable as to [20%] of the number of shares originally covered thereby upon the first anniversary of the date of grant of the Option, and as to [20%] of the number of shares originally covered thereby upon the second, [third and fourth] anniversaries of the date of grant of the Option, and on the [fifth] anniversary, the Option shall become fully exercisable. Such installments shall be cumulative, subject to the following:

     a. Except as provided hereinbelow, the Option may not be exercised unless the Holder is then an employee (including directors and officers who are employees), director, consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company or any combination thereof and unless the Holder has remained in the continuous employ or service thereof from the date of grant.

  2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the

Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

  3. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his part and without the consent of the Company or subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22 (e) (3) of Code while employed by or serving any such company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

  4. a. The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to paragraph 5 of the Plan.

      b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

  5. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

  6. No options granted hereunder shall be transferable other than by will or by the laws of descent and distribution. Options may be exercised, during the lifetime of the Holder, only by the Holder, or by his guardian or legal representative. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

  7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

  8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chief Financial Officer, 250 Rittenhouse Circle, Bristol, Pennsylvania 19007 and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

  9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

                              JONES APPAREL GROUP, INC.


                              By: _____________________

                              Name: ___________________

                              Title: __________________



ACCEPTED AND AGREED

____________________
Holder

                        FORM OF NOTICE OF EXERCISE



TO:  JONES APPAREL GROUP, INC.
     250 Rittenhouse Circle
     Bristol, Pennsylvania 19007


  The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of Jones Apparel Group, Inc. (the "Company"), as provided in the Stock Option Agreement dated as of _______, 199_ at $ _______ per share, a total of $_____________, and makes payment therefor as follows:

  (a) To the extent of $_______ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock, which, valued at $__________________ per share, the fair market value thereof, equals such portion of the purchase price.

  (b) To the extent of the balance of the purchase price, the undersigned has enclosed a certificate or bank check payable to the order of the Company for $________________.

  A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

  The undersigned hereby represents and warrants that it is his (her) present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his (her) own account for investment, and not with a view to the distribution of any thereof, and agrees that he (she) will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

                              Signature: ________________________

                              Address:   ________________________
                                         ________________________



Dated: ________________

                          JONES APPAREL GROUP, INC.
                           STOCK OPTION AGREEMENT
                          (INCENTIVE STOCK OPTION)


  THIS AGREEMENT, made as of this ___ day of _______ 1999 by JONES APPAREL GROUP, INC., a Pennsylvania corporation (hereinafter called the "Company"), with ___________________________ (hereinafter call the "Holder"):

  The Company has adopted a 1999 Stock Incentive Plan (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

  The Committee, which is charged, with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

  NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option (the "Option") to purchase all or any part of _________ shares of Common Stock of the Company, par value $[ ] per share, at a price per share of $_________, which price is not less than the fair market value of a share of Common Stock on the date hereof (or 110% of the fair market value of a share of Common Stock if the Holder is a 10% Holder (as defined in the Plan)), and upon the following terms and conditions:

  1. The Option shall continue in force through __________, ____ (the "Expiration Date"), unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option shall become exercisable as to [20%] of the number of shares originally covered thereby upon the first anniversary of the date of grant of the Option, and as to [20%] of the number of shares originally covered thereby upon the second, [third and fourth] anniversaries of the date of grant of the Option, and on the [fifth] anniversary, the Option shall become fully exercisable. Such installments shall be cumulative, subject to the following:

     a. Except as provided hereinbelow, the Option may not be exercised unless the Holder is then an employee (including directors and officers who are employees), director, consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company or any combination thereof and unless the Holder has remained in the continuous employ or service thereof from the date of grant.

     b. This Option is designated as an incentive stock option ("ISO") pursuant to the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder.

  2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

  3. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his part and without the consent of the Company or subsidiary corporation thereof, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22 (e) (3) of the Code, while employed by or serving any such company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

  4. a. The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to paragraph 5 of the Plan.

     b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

  5. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

  6. This Option shall, during the Holder's lifetime, be exercisable only by him, and neither this Option nor any right hereunder shall be transferable by him, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

  7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

  8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chief Financial Officer, 250 Rittenhouse Circle, Bristol, Pennsylvania 19007 and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

  9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.


                              JONES APPAREL GROUP, INC.


                              By: _____________________

                              Name: ___________________

                              Title: __________________



ACCEPTED AND AGREED

___________________
Holder

                          FORM OF NOTICE OF EXERCISE



TO:  JONES APPAREL GROUP, INC.
     250 Rittenhouse Circle
     Bristol, PA 19007


  The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of Jones Apparel Group, Inc. (the "Company"), as provided in the Stock Option Agreement dated as of _______, 199_ at $ _______ per share, a total of $_____________, and makes payment therefor as follows:

  (a) To the extent of $_______ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock, which, valued at $__________________ per share, the fair market value thereof, equals such portion of the purchase price.

  (b) To the extent of the balance of the purchase price, the undersigned has enclosed a certificate or bank check payable to the order of the Company for $________________.

  A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

  The undersigned hereby represents and warrants that it is his (her) present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his (her) own account for investment, and not with a view to the distribution of any thereof, and agrees that he (she) will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.


                              Signature: ________________________

                              Address:   ________________________
                                         ________________________




Dated: _______________

                           JONES APPAREL GROUP, INC.
                          RESTRICTED STOCK AGREEMENT


  THIS AGREEMENT dated as of _________, 20__ between JONES APPAREL GROUP, INC., a Pennsylvania corporation (the "Company") and ___________ (the "Employee").

  The Company has adopted a 1999 Stock Incentive Plan (the "Plan"). The Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

  The Committee, which is charged with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the award provided for herein to the Employee as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

  In consideration of mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

  1.  Grant of Restricted Shares.

  (a) Subject to the provisions of this Agreement and to the provisions of the Plan, the Company hereby grants to the Employee that number of shares of restricted Common Stock of the Company, par value $.01 per share, set forth on Schedule A attached hereto (the "Restricted Shares"). Subject to Section 3, certificates evidencing the Restricted Shares shall be issued by the Company and registered in the name of the Employee on the stock transfer books of the Company. However, certificates issued with respect to Restricted Shares shall be held by the Company in escrow under the terms hereof. Such certificates shall bear the legend set forth in subsection (c) below or such other appropriate legend as the Committee shall determine, which legend shall be removed only if and when the Restricted Shares vest as provided herein, at which time the certificates shall be delivered to the Employee. As a condition to the issuance of Shares hereunder, the Employee shall deliver to the Company the attached stock powers duly endorsed in blank. Upon the issuance of Restricted Shares hereunder, the Employee shall be entitled to vote the Restricted Shares, and shall be entitled to receive, free of all restrictions, ordinary cash dividends and dividends in the form of shares thereon. The Employee will not be required to return any such ordinary dividends to the Company in the event of forfeiture of such Restricted
Shares. The Employee's right to receive any extraordinary dividends or other distributions with respect to Restricted Shares prior to their becoming nonforfeitable shall be at the sole discretion of the Committee, but in the event of any such extraordinary event, the Committee shall take such action as is appropriate to preserve the value of, and prevent the unintended enhancement of the value of, the Restricted Shares.

  (b) In order to comply with any applicable securities laws, the Company may require the Employee (i) to furnish evidence satisfactory to the Company (including a written and signed representation letter) to the effect that the Restricted Shares were acquired for investment only and not for resale or distribution and (ii) to agree that the Restricted Shares shall only be sold by the Employee following registration under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom.

  (c) Unless otherwise determined by the Committee, any certificate issued in respect of the Restricted Shares prior to the lapse of any outstanding restrictions relating thereto shall bear the following legend:

      "The sale, transfer, alienation, attachment, assignment, pledge or encumbrance of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Jones Apparel Group, Inc. 1999 Stock Incentive Plan and an Agreement entered into by the registered owner and the Company dated ______. Copies of such Plan and Agreement are on file at the offices of the Company. Any attempt to dispose of these shares in contravention of the applicable restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect."

  2.  Vesting.

  Subject to Section 3 hereof, the restrictions on transfer of the Restricted Shares shall lapse and the Restricted Shares shall become vested and nonforfeitable as follows:

    (a)  [INSERT TIME-BASED OR PERFORMANCE-BASED VESTING REQUIREMENTS].

    (b)  In the event of (i) the dissolution or liquidation of the Company, or
(ii) the disposition by the Company of substantially all of the assets or stock of a subsidiary of which the Employee is then an employee, officer or director, consultant, adviser, agent or independent representative or if (iii) a "change in control" (as defined in the Plan) of the Company has occurred or is about to occur, then, if the Committee shall so determine, any Restricted Shares not forfeited prior to the change in control shall become immediately and fully vested, and the Committee shall have sole discretion to waive automatic forfeitures, if any, arising from the change in control.

  3.  Termination of Employment.

  Except as provided in Paragraph 4 hereof, Restricted Shares shall not vest unless the Employee is then an employee (including directors and officers who are employees), director or officer of the Company or any subsidiary of the Company, or a consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company, or any combination thereof and unless the Employee has remained continuously so employed since the date of grant of the Restricted Shares.

  In the event that the employment of the Employee shall terminate (other than by reason of death, Disability or Retirement), all unvested Restricted Shares shall be forfeited and be immediately transferred to, and reacquired by, the Company at no cost to the Company.

  4. Acceleration of Benefits upon Death, Disability or Retirement of Employee or Change in Control.

  The period of restrictions applicable to all unvested Restricted Shares shall terminate on the date of termination of employment by reason of retirement, disability (as such terms are defined in the Plan) or death or, if the Committee shall so determine, upon a change in control (as defined in the Plan).

  5.  Nontransferability of Restricted Shares.

  The Restricted Shares are nontransferable and may not be sold, assigned, transferred, disposed of, pledged or otherwise encumbered by the Employee, other than by will or the laws of descent and distribution until such Restricted Shares become nonforfeitable in accordance with the provisions of this Agreement. Any Employee's successor (a "Successor") shall take rights herein granted subject to the terms and conditions hereof. No such transfer of the Restricted Shares to any Successor shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by such Successor of the terms and conditions hereof.

  6.  No Right to Continued Employment.

  Nothing in this Agreement or the Plan shall confer upon the Employee any right to continue in the employ of the Company or any of its affiliate corporations or interfere in any way with the right of the Company or any such affiliate corporation to terminate such employment at any time.

  7.  Withholding.

  The Employee shall pay to the Company promptly upon request, and in any event at the time the Employee recognizes taxable income in respect of the Restricted Shares, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made in the form of cash, shares of Common Stock already owned for at least six months, or in a combination of such methods, as irrevocably elected by the Employee prior to the applicable tax due date with respect to such Restricted Shares. The Employee shall promptly notify the Company of any election made pursuant to Section 83(b) of the Code.

  8.  Effect of Certain Changes.

  Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the Committee may appropriately adjust the aggregate number of shares and class of shares subject to this award, whose determination shall be conclusive.

  9.  Payment of Transfer Taxes, Fees, and Other Expenses.

  The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of the Restricted Shares acquired pursuant to this Agreement, together with any and all the fees and expenses necessarily incurred by the Company in connection therewith.

  10.  Other Restrictions.

  The vesting of each Restricted Share shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common

Stock subject or related thereto upon any securities exchange or under any state of federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Employee with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, such vesting, then in any such event, such vesting shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

  11.  Notices.

  Any notices to be given under the terms of this Agreement shall be in writing and addressed to the Company at in care of its Chief Financial Officer, 250 Rittenhouse Circle, Bristol, Pennsylvania 19007 and any notice to the Employee shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

  12.  Effect of Agreement.

  Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

  13. Laws Applicable to Construction.

  This Agreement has been granted, executed and delivered in the State of Pennsylvania, and the interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Pennsylvania, as supplied to contracts executed in and performed wholly within the State of Pennsylvania.

  14.  Conflicts and Interpretation.

  If there is any conflict between this Agreement and the Plan, or if there is any ambiguity in this Agreement, any term which is not defined in this Agreement, or any matter as to which this Agreement is silent, in any such case the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this award, the determination by the Committee (as constituted at the time of such determination) of the rights of the Employee shall be conclusive, final and binding upon the Employee and upon any other person who shall assert any right pursuant to this award.

  15.  Headings.

  The headings of paragraphs herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

  16.  Amendment.

  This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his hand.



                                              JONES APPAREL GROUP, INC.



                                              By: _____________________

                                              Title: __________________


                                              EMPLOYEE:


                                              By: _____________________

                                              Title: __________________

                                 [FRONT SIDE]

PROXY

                           JONES APPAREL GROUP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned hereby appoints Sidney Kimmel, Herbert J. Goodfriend and Wesley R. Card, and each of them, each with full power to act without the other, and with full power of substitution, the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Jones Apparel Group, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on May 24, 2000 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side.

    (Continued, and to be marked, dated and signed, on the other side)

                               [REVERSE SIDE]


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE         Please mark
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.         your votes
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR          as indicated
PROPOSALS 1, 2 AND 3.                                          in this
                                                               example [X]


1. ELECTION OF     NOMINEES: Sidney Kimmel,          2. Ratification of
   DIRECTORS                 Jackwyn Nemerov,           BDO Seidman, LLP
                             Irwin Samelman,            as the independent
   FOR all      WITHHOLD     Geraldine Stutz,           certified public
  nominees     AUTHORITY     Howard Gittis, and         accountants of
  listed to     to vote      Eric A. Rothfeld           the corporation
  the right     for all
 (except as    nominees                                 FOR  AGAINST  ABSTAIN
  marked to    listed to     (INSTRUCTION: To withhold  [  ]  [  ]     [  ]
the contrary)  the right     authority to vote for
    [  ]         [  ]        any individual nominee,
                             write that nominee's
                             name in the space
                             provided below.)
                             _______________________


3. Approval of Amendments to          4.  In their discretion,
   the 1999 Stock Option Plan             the Proxies are
                                          authorized to vote
   FOR    AGAINST  ABSTAIN                upon such other
   [  ]    [  ]    [  ]                   business as may properly
                                          come before the meeting.

                                      Please sign exactly as name appears
                                      hereon.  When shares are held by joint
                                      tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                      Dated: __________________________, 2000

                                      _______________________________________
                                      Signature

                                      _______________________________________
                                      Signature if held jointly



                (PLEASE SIGN, DATE, AND RETURN THE PROXY CARD
                    PROMPTLY USING THE ENCLOSED ENVELOPE)